SCHEDULE II
                                    INFORMATION WITH RESPECT TO
                        TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                       SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-AZURIX CORP COM

                    MJG ASSOCIATES, INC.
                                 3/19/01           20,000-            8.3750
                                 2/14/01           20,000             8.3100
                    GABELLI PERFORMANCE PARTNERS
                                 3/19/01          120,600-            8.3750
                                 3/14/01              700             8.3600
                    GABELLI INTERNATIONAL LTD
                                 3/19/01           80,000-            8.3750
                                 2/14/01           40,000             8.3100
                    GAMCO INVESTORS, INC.
                                 3/19/01          422,800-            8.3750
                                 3/19/01        2,185,700-            8.3750
                                 2/16/01           54,000-            8.3100
                                 2/16/01           54,000             8.3100
                                 2/16/01           54,000             8.3100
                    GABELLI ASSOCIATES LTD
                                 3/19/01          493,050-            8.3750
                                 3/13/01           18,200             8.3400
                                 3/05/01           15,500             8.3395
                                 2/27/01           41,900             8.3200
                                 2/26/01          100,000             8.3200
                                 2/23/01           27,900             8.3120
                                 2/22/01           50,000             8.3200
                                 2/21/01           13,500             8.3200
                                 2/20/01           13,000             8.3200
                                 2/14/01           53,000             8.3100
                    GABELLI FUND, LDC
                                 3/19/01            8,000-            8.3750
                    GABELLI ASSOCIATES FUND
                                 3/19/01          726,650-            8.3750
                                 3/13/01           18,200             8.3400
                                 3/12/01           27,900             8.3400
                                 3/09/01           12,200             8.3400
                                 3/06/01           15,000             8.3400
                                 3/05/01           16,000             8.3395
                                 2/28/01            4,400             8.3232
                                 2/27/01           42,000             8.3200
                                 2/26/01          100,000             8.3200
                                 2/23/01           27,900             8.3120
                                 2/22/01           50,000             8.3200
                                 2/21/01           13,800             8.3200
                                 2/20/01            2,100             8.3100
                                 2/20/01           11,100             8.3200










                                          SCHEDULE II
                                   INFORMATION WITH RESPECT TO
                        TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                          SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-AZURIX CORP COM

                    GABELLI ASSOCIATES FUND
                                 2/14/01           53,000             8.3100
                     GABELLI FUNDS, LLC.
                         GABELLI UTILITY TRUST
                                 3/19/01          500,000-            8.3750
                         GABELLI GLOBAL TELECOMM FUND
                                 3/19/01           50,000-            8.3750
                         GABELLI SMALL CAP GROWTH FUND
                                 3/19/01          820,000-            8.3750
                         GABELLI CONVERTIBLE FUND
                                 3/19/01          100,000-            8.3750
                         GABELLI ASSET FUND
                                 3/19/01          600,000-            8.3750
                         GABELLI CAPITAL ASSET FUND
                                 3/19/01          268,600-            8.3750
                         GABELLI ABC FUND
                                 3/19/01          607,600-            8.3750
                                 2/20/01          198,300             8.3100


          (1) THE TRANSACTIONS ON 3/19/01 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5 OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.